ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 30.2%

American Financial Group,

Inc.§

4,151

$

111,039

FINANCIALS 5.6%

Cincinnati Financial Corp.§

3,971

100,863

Protective Life Corp.§

2,650

100,832

SCPIE Holdings, Inc.*

23,180

$

648,808

Jones Lang LaSalle, Inc.§

1,520

91,489

Travelers Companies, Inc.§

13,702

594,667

IntercontinentalExchange,

Allied World Assurance

Inc.*§

780

88,920

Company Holdings Ltd

14,411

570,964

People's United Financial,

Hilb Rogal & Hobbs Co.

11,936

518,739

Inc.†

5,281

82,384

Nymex Holdings, Inc.†

5,930

500,966

Macerich Co.§

1,020

63,373

Plum Creek Timber Co., Inc.

Bank of New York Mellon

(REIT)†§

10,460

446,747

Corp.†§

1,610

60,906

Aon Corp.§

9,720

446,537

Investment Technology

Post Properties, Inc.†

14,910

443,572

Group, Inc.*†

1,650

55,209

Hanover Insurance Group,

State Street Corp.§

800

51,192

Inc.§

10,062

427,635

HCP, Inc.§

1,150

36,582

Ameriprise Financial, Inc.†§

10,461

425,449

Guaranty Financial Group,

Countrywide Financial

Inc.*†

5,471

29,379

Corp.†

96,571

410,427

Discover Financial Services§

1,330

17,516

Loews Corp.†§

8,370

392,553

Aircastle Ltd.†

1,241

10,437

MetLife, Inc.§

7,421

391,606

T. Rowe Price Group, Inc.

100

5,647

Charles Schwab Corp.§

19,000

390,260

NYSE Euronext§

70

3,546

ProLogis§

7,071

384,309

CIT Group, Inc.†

51

________

347

Transatlantic Holdings, Inc.

6,691

377,841

Annaly Capital Management,

Inc.†

22,541

349,611

Total Financials

________

13,559,738

Arthur J. Gallagher & Co.§

13,822

333,110

JPMorgan Chase & Co.§

9,541

327,352

CONSUMER DISCRETIONARY 4.1%

Goldman Sachs Group, Inc.§

1,850

323,565

Getty Images, Inc.*†

17,500

593,775

Safeco Corp.†

4,790

321,696

FTD Group, Inc.

43,936

585,667

Allstate Corp.§

6,451

294,101

Landry's Restaurants, Inc.†

31,260

561,742

Fifth Third Bancorp†

27,770

282,699

CKX, Inc.*

58,311

510,221

Chubb Corp.§

5,551

272,055

CSK Auto Corp.*

45,350

475,268

Federated Investors, Inc. —

Wendy's International, Inc.

17,290

470,634

Class B§

7,831

269,543

Hasbro, Inc.§

12,991

464,038

ACE Ltd.§

4,891

269,445

DIRECTV Group, Inc.*§

16,130

417,928

Hartford Financial Services

McDonald's Corp.§

7,110

399,724

Group, Inc.§

3,841

248,013

Regal Entertainment Group

Blackrock, Inc.†

1,190

210,630

— Class A†

24,313

371,503

Alleghany Corp.*†

630

209,191

XM Satellite Radio Holdings,

AFLAC, Inc.†§

3,330

209,124

Inc.*

44,640

349,978

Invesco Ltd.

8,130

194,957

Service Corporation

Axis Capital Holdings Ltd.†

6,480

193,169

International§

33,690

332,183

Unum Group†§

8,440

172,598

Walt Disney Co.

8,890

277,368

Janus Capital Group, Inc.†§

5,200

137,644

Time Warner, Inc.§

17,172

254,146

Hudson City Bancorp, Inc.†§

8,230

137,276

Riviera Holdings Corp.*†

23,732

240,880

Genworth Financial, Inc. —

Burger King Holdings, Inc.

8,852

237,145

Class A§

7,701

137,155

Comcast Corp. — Class A

12,430

235,797

Host Hotels & Resorts, Inc.§

9,481

129,416

TJX Companies, Inc.†§

7,050

221,863

Everest Re Group Ltd.§

1,610

128,333

Home Depot, Inc.§

9,431

220,874

W.R. Berkley Corp.§

5,311

128,314

Clear Channel

Communications, Inc.

5,670

199,584

Amazon.com, Inc.*†

2,410

176,725

1

ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Lowe's Companies, Inc.†

8,480

$

175,960

National-Oilwell Varco,

Carnival Corp.§

5,061

166,811

Inc.*†§

8,080

$

716,858

DreamWorks Animation

Basic Energy Services,

SKG, Inc. — Class A*

4,870

145,175

Inc.*†

20,410

642,915

Liberty Media Corp. -

ENSCO International, Inc.§

7,041

568,490

Capital*

10,060

144,864

ConocoPhillips§

5,630

531,416

Royal Caribbean Cruises

Transocean, Inc.*§

2,970

452,598

Ltd.†

6,430

144,482

Anadarko Petroleum Corp.§

5,911

442,379

CTC Media, Inc.*

5,190

127,985

SEACOR Holdings, Inc.*†

4,851

434,213

Liberty Global, Inc. — Class

Cimarex Energy Co.§

6,211

432,720

A*

3,840

120,691

Noble Corp.§

5,730

372,221

Mohawk Industries, Inc.*†§

1,820

116,662

Chesapeake Energy Corp.§

5,061

333,824

Penn National Gaming, Inc.*

3,460

111,239

Superior Energy Services*§

5,771

318,213

BorgWarner, Inc.§

2,320

102,962

Bois d'Arc Energy, Inc.*

11,870

288,560

Discovery Holding Co. —

Cameron International

Class A*

4,410

96,844

Corp.*†§

4,610

255,163

GameStop Corp. — Class

Valero Energy Corp.§

5,271

217,060

A*†§

2,390

96,556

Frontline Ltd.†

2,870

200,269

Central European Media

Denbury Resources, Inc.*†§

5,380

196,370

Enterprises Ltd. — Class

Unit Corp.*†

2,321

192,573

A*†

1,010

91,435

FMC Technologies, Inc.*†§

1,960

150,783

Expedia, Inc.*†§

4,690

86,202

Massey Energy Co.†

1,349

126,469

Big Lots, Inc.*§

2,531

79,068

Diamond Offshore Drilling,

Whirlpool Corp.§

1,160

71,607

Inc.†

880

122,443

Yum! Brands, Inc.†

1,750

61,407

Halliburton Co.

2,250

119,408

Nike, Inc. — Class B†§

900

53,649

Weatherford International

Polo Ralph Lauren Corp.§

740

46,457

Ltd.*§

2,200

109,098

Johnson Controls, Inc.§

1,560

44,741

Tenaris SA — SP ADR†

1,390

103,555

Guess?, Inc.†§

1,100

41,195

Apache Corp.†

610

84,790

Garmin Ltd.†

900

38,556

Exxon Mobil Corp.

910

80,198

TRW Automotive Holdings

Smith International, Inc.†§

810

67,343

Corp.*

1,490

27,520

Hess Corp.§

500

63,095

Cumulus Media, Inc. —

BP PLC — SP ADR†

840

58,439

Class A*

5,357

21,107

Helmerich & Payne, Inc.§

800

57,616

AutoZone, Inc.*§

90

10,891

Chevron Corp.

560

55,513

RadioShack Corp.†§

830

10,184

Range Resources Corp.†§

800

52,432

Brunswick Corp.†

926

9,816

Quicksilver Resources, Inc.*

1,260

48,686

M.D.C. Holdings, Inc.§

150

5,859

Royal Dutch Shell PLC —

Federal Mogul Corp. —

SP ADR

570

46,575

Class A*

12

194

EOG Resources, Inc.†§

270

35,424

Chipotle Mexican Grill, Inc.

Occidental Petroleum Corp.

390

35,045

— Class A*

2

165

Canadian Natural Resources

Kohl's Corp.*§

1

40

Ltd.

330

33,083

Ross Stores, Inc.§

1

36

Devon Energy Corp.§

270

32,443

American Eagle Outfitters,

Oceaneering International,

Inc.§

1

________

14

Inc.*†

340

26,197

XTO Energy, Inc.†§

370

25,349

Total Consumer Discretionary

________

9,847,417

Consol Energy, Inc.†

210

23,598

Marathon Oil Corp.§

430

22,304

ENERGY 3.7%

SandRidge Energy, Inc.*†

4

258

Bronco Drilling Co., Inc.*

42,550

782,069

2

ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Key Energy Services, Inc.*

13

$

________

252

Woodward Governor Co.†

1,490

$

53,133

Canadian National Railway

Total Energy

________

8,958,307

Co.

1,100

52,888

Dover Corp.

1,030

49,821

INDUSTRIALS 3.7%

URS Corp.*§

1,030

43,229

ChoicePoint, Inc.*

12,520

603,464

TBS International Ltd. —

DRS Technologies, Inc.§

6,221

489,717

Class A*†

1,080

43,146

Northwest Airlines Corp.*†

73,000

486,180

CNH Global NV†

1,240

42,123

Flowserve Corp.§

3,400

464,780

Chicago Bridge & Iron, Co.

Deere & Co.§

6,170

445,042

NV†

1,010

40,218

Norfolk Southern Corp.§

6,521

408,671

Energy Conversion Devices,

Brink's Co.§

5,850

382,707

Inc.*†

540

39,766

SPX Corp.§

2,640

347,767

Terex Corp.*

650

33,391

Precision Castparts Corp.†§

3,100

298,747

Roper Industries, Inc.†§

500

32,940

Ryder System, Inc.§

4,241

292,120

GrafTech International

Waste Management, Inc.§

7,531

283,994

Ltd.*†

1,210

32,464

Eaton Corp.§

3,320

282,100

AMETEK, Inc.§

680

32,110

Joy Global, Inc.†§

2,820

213,841

American Commercial Lines,

AGCO Corp.*§

3,260

170,857

Inc.*†

2,930

32,025

Cummins, Inc.§

2,390

156,593

Suntech Power Holdings Co.

Steelcase, Inc. — Class A†

15,172

152,175

Ltd. - SP ADR*†

820

30,717

Quanta Services, Inc.*†§

4,560

151,711

Oshkosh Corp.§

1,400

28,966

Caterpillar, Inc.

1,950

143,949

Sunpower Corp.*†

390

28,072

Manitowoc Co., Inc.§

4,370

142,156

EMCOR Group, Inc.*†

890

25,392

Foster Wheeler Ltd.*†

1,660

121,429

J.B. Hunt Transport Services,

Jacobs Engineering Group,

Inc.†§

730

24,294

Inc.*

1,460

117,822

Kansas City Southern*§

510

22,435

ABB Ltd. — SP ADR*

4,020

113,846

Brady Corp. — Class A†

640

22,099

Timken Co.§

3,320

109,361

Horizon Lines, Inc. — Class

GATX Corp.§

2,240

99,299

A†

2,120

21,094

DryShips Inc.†

1,230

98,621

American Superconductor

United Rentals, Inc.*§

4,942

96,913

Corp.*†

530

19,001

First Solar, Inc.*†

350

95,487

UAL Corp.†

3,240

16,913

Fluor Corp.

490

91,179

Con-way, Inc.†§

350

16,541

McDermott International,

Hubbell, Inc. — Class B†§

400

15,948

Inc.*

1,470

90,978

Granite Construction, Inc.§

490

15,450

Copart, Inc.*†§

2,020

86,496

Perini Corp.*†

460

15,203

Danaher Corp.†

1,100

85,030

Knight Transportation, Inc.†

810

14,823

Emerson Electric Co.§

1,700

84,065

Regal-Beloit Corp.†

340

14,365

KBR, Inc.§

2,300

80,293

Heartland Express, Inc.†

890

13,270

Illinois Tool Works, Inc.†

1,690

80,292

Werner Enterprises, Inc.†§

680

12,634

Kirby Corp.*†

1,590

76,320

Belden, Inc.†

370

12,536

Genco Shipping & Trading

General Cable Corp.*†

140

8,519

Ltd.†

1,120

73,024

Avis Budget Group, Inc.*§

770

6,445

Alexander & Baldwin, Inc.†

1,530

69,692

Shaw Group, Inc.*

40

________

2,472

Burlington Northern Santa Fe

Corp.

680

67,925

Total Industrials

________

8,870,340

Eagle Bulk Shipping Inc.†

2,150

63,576

CSX Corp.

1,010

63,438

HEALTH CARE 3.0%

Paccar, Inc.†

1,490

62,327

HLTH Corp.*†

71,131

805,203

ITT Corporation†

900

56,997

Thermo Fisher Scientific,

Parker Hannifin Corp.†

770

54,916

Inc.*§

14,211

791,979

Baxter International, Inc.§

9,762

624,182

3

ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Applera Corp. - Applied

Apple Computer, Inc.*§

1,190

$

199,254

Biosystems Group*

17,110

$

572,843

Xerox Corp.§

14,192

192,444

The Trizetto Group, Inc.*†

26,080

557,590

Vishay Intertechnology,

WellPoint, Inc.*§

8,411

400,868

Inc.*§

20,094

178,234

C.R. Bard, Inc.§

4,291

377,394

Computer Sciences Corp.*§

3,230

151,293

Pfizer, Inc.

16,370

285,984

Zebra Technologies Corp. —

Millipore Corp.*§

3,491

236,899

Class A*§

4,551

148,545

LifePoint Hospitals, Inc.*§

7,311

206,901

NAVTEQ Corp.*

1,840

141,680

Aetna, Inc.§

4,891

198,232

Affiliated Computer

UnitedHealth Group, Inc.§

7,511

197,164

Services, Inc. — Class

McKesson Corp.§

3,400

190,094

A*§

2,570

137,469

DENTSPLY International,

Arrow Electronics, Inc.*§

4,320

132,710

Inc.§

4,891

179,989

MasterCard, Inc.†

480

127,450

Charles River Laboratories

Nvidia Corp.*†§

6,781

126,940

International, Inc.*§

2,460

157,243

Avnet, Inc.*§

4,552

124,179

Quest Diagnostics, Inc.§

2,840

137,655

Cypress Semiconductor

Covance, Inc.*†§

1,380

118,708

Corp.*†§

4,960

122,760

Express Scripts, Inc.*†§

1,860

116,659

VeriSign, Inc.*†§

3,100

117,180

Hill-Rom Holdings, Inc.†

3,950

106,571

Hewitt Associates, Inc. —

Medco Health Solutions,

Class A*

2,850

109,240

Inc.*†§

2,210

104,312

Western Digital Corp.*†§

3,070

106,007

Inverness Medical

Dolby Laboratories, Inc. —

Innovations*

406

96,222

Class A*†

2,620

105,586

Warner Chilcott Ltd.*†

5,490

93,056

Novellus Systems, Inc.*§

4,091

86,688

Community Health Systems,

International Business

Inc.*§

2,640

87,067

Machines Corp.

720

85,342

Lincare Holdings, Inc.*§

2,840

80,656

Trimble Navigation Ltd.*†

2,140

76,398

Biogen Idec, Inc.*†§

1,420

79,364

CommScope, Inc.*§

1,331

70,237

Coventry Health Care, Inc.*§

2,570

78,179

Convergys Corp.*§

4,440

65,978

Brookdale Senior Living, Inc.

3,751

76,370

EchoStar Corp. — Class A*

1,650

51,513

Pharmaceutical Product

Lam Research Corp.*

1,380

49,887

Development, Inc.§

1,650

70,785

Dell, Inc.*†

2,210

48,355

Genentech, Inc.*

830

62,997

KLA-Tencor Corp.§

1,150

46,817

Humana, Inc.*§

1,130

44,940

Seagate Technology†

1,080

20,660

Stryker Corp.†

80

5,030

Sun Microsystems, Inc.*†

1,510

16,429

Waters Corp.*§

1

________

65

Teradata Corp.*

620

14,347

SanDisk Corp.*†

600

11,220

Total Health Care

________

7,141,201

Diebold, Inc.

280

9,962

Ingram Micro, Inc. — Class

INFORMATION TECHNOLOGY 2.8%

A*§

410

7,278

Ansoft Corp.*

16,910

615,524

Brocade Communications

MEMC Electronic Materials,

Systems, Inc.*†

230

1,895

Inc.*†§

8,210

505,243

Visa, Inc.*

3

________

244

Electronic Data Systems

Corp.§

20,067

494,451

Total Information Technology

________

6,814,772

Synopsys, Inc.*§

18,503

442,407

Hewlett-Packard Co.§

9,591

424,018

UTILITIES 2.5%

Applied Materials, Inc.§

19,533

372,885

Aquila, Inc.*†

176,802

666,544

EMC Corp*†§

21,360

313,778

Energy East Corp.

26,820

662,990

AVX Corp.

24,333

275,206

Puget Energy, Inc.

25,490

611,505

Juniper Networks, Inc.*†§

12,300

272,814

NRG Energy, Inc.*†

13,531

580,480

NCR Corp.*§

8,501

214,225

Questar Corp.†§

6,500

461,760

Pepco Holdings, Inc.§

17,523

449,465

4

ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Public Service Enterprise

The Mosaic Co.*†

1,900

$

274,930

Group, Inc.†§

8,270

$

379,841

Dow Chemical Co.†§

7,231

252,434

DPL, Inc.†§

13,302

350,907

Alcoa, Inc.§

6,421

228,716

AES Corp.*§

17,996

345,703

Huntsman Corp.

15,440

176,016

PPL Corp.§

5,420

283,303

Steel Dynamics, Inc.†§

4,460

174,252

Energen Corp.§

3,190

248,916

Potash Corporation of

DTE Energy Co.§

5,631

238,980

Saskatchewan

690

157,713

Xcel Energy, Inc.§

7,361

147,735

Reliance Steel & Aluminum

PG&E Corp.§

3,170

125,817

Co.†§

1,760

135,678

Oneok, Inc.§

2,540

124,028

Commercial Metals Co.§

3,560

134,212

TECO Energy, Inc.§

4,011

86,196

International Paper Co.§

5,191

120,950

SCANA Corp.§

2,160

79,920

Nalco Holding Co.†

5,611

118,673

Constellation Energy Group,

Southern Copper Corp.

950

101,299

Inc.§

940

77,174

Monsanto Co.

770

97,359

Alliant Energy Corp.

391

13,396

Temple-Inland, Inc.§

7,082

79,814

American Water Works

Allegheny Technologies,

Company, Inc.*

11

244

Inc.§

1,310

77,657

Calpine Corp.*

10

________

226

Cleveland-Cliffs, Inc.§

620

73,898

Albemarle Corp.§

1,830

73,035

Total Utilities

________

5,935,130

Agrium, Inc.

650

69,901

Rio Tinto PLC — SP ADR†

140

69,300

CONSUMER STAPLES 1.8%

Praxair, Inc.§

730

68,795

Herbalife Ltd.†

15,830

613,412

BHP Billiton Ltd. — SP

Anheuser-Busch Companies,

ADR†

800

68,152

Inc.

9,530

592,004

E.I. du Pont de Nemours and

Wm. Wrigley Jr. Co.

6,540

508,681

Co.†§

1,580

67,766

Costco Wholesale Corp.†§

5,260

368,936

ArcelorMittal†

630

62,414

Molson Coors Brewing Co.

Companhia Vale do Rio

— Class B§

6,660

361,838

Doce — SP ADR†

1,640

58,745

Wal-Mart Stores, Inc.

5,600

314,720

Air Products & Chemicals,

Bunge Ltd.†

2,020

217,534

Inc.

550

54,373

Pepsi Bottling Group, Inc.§

6,590

183,993

Anglo American PLC — SP

Archer-Daniels-Midland

ADR

1,270

45,022

Co.§

5,010

169,087

Sigma-Aldrich Corp.§

600

32,316

PepsiAmericas, Inc.§

8,430

166,745

Barrick Gold Corp.†

690

31,395

Reynolds American, Inc.§

3,530

164,745

Goldcorp, Inc.†

670

30,934

Safeway, Inc.§

5,751

164,191

POSCO — SP ADR†

230

29,849

NBTY, Inc.*§

3,251

104,227

PPG Industries, Inc.†§

520

29,832

Coca-Cola Co.§

1,840

95,643

Teck Cominco Ltd. - Class

Del Monte Foods Co.

13,305

94,466

B†

440

21,098

CVS Caremark Corp.§

2,210

87,450

Nucor Corp.§

270

20,161

SUPERVALU, INC.§

2,031

62,738

Freeport-McMoRan Copper

BJ's Wholesale Club, Inc.*†§

1,610

62,307

& Gold, Inc.†§

120

14,063

Energizer Holdings, Inc.*§

1

73

Intrepid Potash, Inc.*†

5

________

329

Lorillard, Inc.*

1

________

69

Total Materials

________

4,067,215

Total Consumer Staples

________

4,332,859

TELECOMMUNICATION SERVICES 1.3%

MATERIALS 1.7%

Rural Cellular Corp. — Class

Crown Holdings, Inc.*

15,993

415,658

A*†

14,280

635,603

United States Steel Corp.§

1,730

319,670

Verizon Communications

Lubrizol Corp.§

6,061

280,806

,Inc.§

17,780

629,412

Gilat Satellite Networks Ltd.*

51,361

558,294

5

ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

CenturyTel, Inc.†§

10,461

$

372,307

SECURITIES LENDING COLLATERAL 7.1%

Crown Castle International

Mount Vernon Securities

Corp.*†

7,595

294,154

Lending Trust Prime

U.S. Cellular Corp.*

2,480

140,244

Portfolio

16,990,089$

________

16,990,089

American Tower Corp. —

Class A*§

3,261

137,777

Total Securities Lending Collateral

SBA Communications

(Cost $16,990,089)

16,990,089

Corp.*

3,541

127,512

________

NII Holdings, Inc. — Class

B*†

1,311

62,259

Contracts

AT&T, Inc.§

930

31,332

OPTIONS PURCHASED 0.0%

MetroPCS Communications,

Put Options On:

Inc.*

343

________

6,075

Anheuser-Bush Futures

Contracts

Total Telecommunication Services

________

2,994,969

Expiring September 2008

with strike price of 50

95

________

7,125

Total Common Stocks

(Cost $73,002,721)

________

72,521,948

Total Options Purchased

(Cost $4,845)

7,125

Face

CURRENCY EXCHANGE TRADED FUNDS

Amount

9.2%

REPURCHASE AGREEMENTS 33.8%

iShares S&P GSCI

Collateralized by obligations of

Commodity Indexed

the U.S. Treasury or U.S.

Trust*†

130,025

9,682,962

Government Agencies

iShares MSCI Emerging

Mizuho Financial Group, Inc.

Markets Index Fund†

45,480

6,166,178

issued 06/30/08 at 1.75% due

Eaton Vance Tax-Managed

07/01/08

$

60,080,115

60,080,115

Buy-Write Income Fund

57,761

972,118

Lehman Brothers Holdings,

Eaton Vance Tax-Managed

Inc. issued 06/30/08 at

Buy-Write Opportunities

0.25% due 07/01/08

14,085,368

14,085,368

Fund†

58,371

955,533

Morgan Stanley issued

Nuveen Equity Premium

06/30/08 at 1.70% due

Opportunity Fund

59,791

917,792

07/01/08

6,932,321

$

________

6,932,321

Nuveen Equity Premium and

Growth Fund†

59,681

917,297

Nuveen Core Equity Alpha

Total Repurchase Agreements

Fund

62,271

896,702

(Cost $81,097,804)

________

81,097,804

First Trust Enhanced Equity

Income Fund, Inc.

65,081

864,276

Total Long Securities 80.3%

Liberty All Star Equity

(Cost $189,261,329)

$

192,852,608

Fund†

146,982

________

862,784

Shares

COMMON STOCKS SOLD SHORT (23.5)%

Total Currency Exchange Traded

Funds

TELECOMMUNICATION SERVICES (0.1)%

(Cost $18,165,870)

________

22,235,642

Telephone & Data Systems

1

(44)

Qwest Communications

International, Inc

740

(2,908)

Sprint Nextel Corp.

19,380

________

(184,110)

Total Telecommunication Services

________

(187,062)

6

ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

CONSUMER STAPLES (1.4)%

Holly Corp.

1,990

$

(73,471)

Altria Group, Inc.

1,090

$

(22,410)

El Paso Corp.

3,770

(81,960)

Hansen Natural Corp.*

1,380

(39,772)

Stone Energy Corp.*

1,970

(129,843)

Rite Aid Corp.*

59,580

(94,732)

W&T Offshore, Inc.

2,220

(129,892)

Bare Escentuals, Inc.*

6,250

(117,062)

Continental Resources, Inc.*

2,110

(146,265)

Constellation Brands, Inc. —

Overseas Shipholding Group

2,920

(232,198)

Class A*

8,240

(163,646)

Baker Hughes, Inc.

3,140

(274,248)

Dean Foods Co.*

14,440

(283,313)

Tetra Technologies, Inc.*

13,440

(318,662)

Walgreen Co.

9,950

(323,475)

Teekay Corp.

7,060

(318,971)

Sara Lee Corp.

27,410

(335,773)

Peabody Energy Corp.

3,630

(319,622)

Colgate-Palmolive Co.

5,100

(352,410)

Plains Exploration &

Hershey Co.

11,550

(378,609)

Production Co.*

5,300

(386,741)

Alberto-Culver Co.

17,170

(451,056)

BJ Services Co.

13,690

(437,259)

Avon Products, Inc.

22,110

________

(796,402)

Newfield Exploration Co.*

6,940

(452,835)

Allis-Chalmers Energy, Inc.*

26,030

(463,334)

Total Consumer Staples

________

(3,358,660)

Nabors Industries Ltd.*

10,190

(501,654)

Grey Wolf, Inc.*

75,590

________

(682,578)

UTILITIES (1.9)%

Total Energy

________

(5,189,317)

Northeast Utilities System

580

(14,808)

Atmos Energy Corp.

968

(26,688)

Duke Energy Corp.

1,770

(30,763)

MATERIALS (2.2)%

Centerpoint Energy, Inc.

2,700

(43,335)

RPM International, Inc.

420

(8,652)

Exelon Corp.

990

(89,061)

Smurfit-Stone Container

Reliant Energy, Inc.*

5,690

(121,026)

Corp.*

2,520

(10,256)

Pinnacle West Capital Corp.

3,960

(121,849)

Vulcan Materials Co.

190

(11,358)

Southern Union Co.

5,340

(144,287)

Scotts Miracle-Gro Co. -

Consolidated Edison, Inc.

3,990

(155,969)

Class A

1,590

(27,936)

Equitable Resources, Inc.

2,740

(189,224)

Owens-Illinois, Inc.*

950

(39,606)

Allegheny Energy, Inc.

4,930

(247,042)

Cabot Corp.

1,900

(46,189)

Ameren Corp.

6,280

(265,204)

Eagle Materials, Inc.

2,430

(61,552)

NiSource, Inc.

17,020

(304,998)

Chemtura Corp.

10,550

(61,612)

OGE Energy Corp.

10,000

(317,100)

International Flavors &

Sierra Pacific Resources

26,980

(342,916)

Fragrances, Inc.

1,620

(63,277)

CMS Energy Corp.

25,640

(382,036)

Ecolab, Inc.

2,110

(90,709)

Aqua America, Inc.

24,330

(388,550)

Titanium Metals Corp.

6,730

(94,153)

Hawaiian Electric Industries,

Sonoco Products Co.

3,520

(108,944)

Inc.

17,580

(434,753)

Celanese Corp.

2,460

(112,324)

Great Plains Energy, Inc.

19,120

(483,354)

Ashland, Inc.

2,810

(135,442)

Dynegy, Inc. - Class A*

61,970

________

(529,844)

Eastman Chemical Co.

2,050

(141,163)

Louisiana-Pacific Corp.

16,980

(144,160)

Total Utilities

________

(4,632,807)

Sealed Air Corp.

11,820

(224,698)

Pactiv Corp.*

10,850

(230,346)

Westlake Chemical Corp.

19,130

(284,272)

ENERGY (2.2)%

Weyerhaeuser Co.

6,880

(351,843)

Patriot Coal Corp.*

50

(7,664)

Bemis Co., Inc.

16,770

(375,983)

SandRidge Energy, Inc.*

140

(9,041)

Newmont Mining Corp.

8,690

(453,270)

Frontier Oil Corp.

560

(13,390)

AK Steel Holding Corp.

32,040

________

(2,210,760)

Patterson-UTI Energy, Inc.

699

(25,192)

Southwestern Energy Co.*

690

(32,851)

Total Materials

________

(5,288,505)

Sunoco, Inc.

950

(38,655)

Tesoro Corp.

2,130

(42,110)

Cheniere Energy, Inc.*

16,220

(70,881)

CONSUMER DISCRETIONARY (2.3)%

McClatchy Co. — Class A

4

(27)

7

ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Lear Corp.*

2

$

(28)

Pulte Homes, Inc.

13,670

$

(131,642)

Hanesbrands*

2

(54)

Toll Brothers, Inc.*

7,580

(141,973)

RH Donnelley Corp.*

2,380

(7,140)

New York Times Co. —

KB Home

440

(7,449)

Class A

9,250

(142,358)

Harte-Hanks, Inc.

880

(10,076)

Urban Outfitters, Inc.*

4,570

(142,538)

Wynn Resorts Ltd.

140

(11,389)

Las Vegas Sands Corp.*

3,470

(164,617)

Gannett Co., Inc.

580

(12,569)

Goodyear Tire & Rubber

Office Depot, Inc.*

1,360

(14,878)

Co.*

11,750

(209,503)

Jarden Corp.*

900

(16,416)

WABCO Holdings, Inc.

4,910

(228,119)

Dick's Sporting Goods, Inc.*

930

(16,498)

Starbucks Corp.*

15,330

(241,294)

ITT Educational Services,

H&R Block, Inc.

14,000

(299,600)

Inc.*

210

(17,352)

Sirius Satellite Radio, Inc.*

206,770

(396,998)

Idearc, Inc.

8,240

(19,364)

Saks, Inc.*

36,210

(397,586)

JC Penney Co., Inc.

600

(21,774)

O'Reilly Automotive, Inc.*

19,570

(437,390)

Ryland Group, Inc.

1,020

(22,246)

Triarc Companies, Inc.

77,960

________

(493,487)

Lennar Corp. — Class A

1,990

(24,557)

Boyd Gaming Corp.

2,110

(26,502)

Total Consumer Discretionary

________

(5,608,732)

Chico's FAS, Inc.*

5,860

(31,468)

Pool Corp.

2,200

(39,072)

HEALTH CARE (2.7)%

Virgin Media, Inc.

2,980

(40,558)

OfficeMax, Inc.

3,660

(50,874)

Health Net, Inc.*

279

(6,713)

Coldwater Creek, Inc.*

9,880

(52,166)

Cardinal Health, Inc.

230

(11,863)

Career Education Corp.*

3,784

(55,284)

King Pharmaceuticals, Inc.*

2,680

(28,060)

Macy's, Inc.

2,880

(55,930)

PDL BioPharma, Inc.

2,797

(29,704)

AnnTaylor Stores Corp.*

2,350

(56,306)

WellCare Health Plans, Inc.*

830

(30,004)

Tim Hortons, Inc.

1,990

(57,093)

Health Management

Warner Music Group Corp.

8,210

(58,619)

Associates, Inc. — Class A*

8,309

(54,092)

Foot Locker, Inc.

4,900

(61,005)

Schering-Plough Corp.

3,300

(64,977)

Apollo Group, Inc. — Class

Forest Laboratories, Inc.*

1,960

(68,090)

A*

1,460

(64,620)

Intuitive Surgical, Inc.*

300

(80,820)

Scientific Games Corp. —

Sepracor, Inc.*

4,430

(88,246)

Class A*

2,400

(71,088)

Celgene Corp.*

1,420

(90,695)

Cablevision Systems Corp.

Mylan, Inc.*

7,520

(90,766)

— Class A*

3,220

(72,772)

Vertex Pharmaceuticals,

Harman International

Inc.*

3,820

(127,855)

Industries, Inc.

1,760

(72,846)

Amylin Pharmaceuticals,

Hearst-Argyle Television,

Inc.*

6,090

(154,625)

Inc.

4,030

(77,376)

Advanced Medical Optics,

Centex Corp.

5,860

(78,348)

Inc.*

8,900

(166,786)

Interpublic Group of

CooperCompanies, Inc.

4,512

(167,621)

Companies, Inc.*

9,400

(80,840)

Omnicare, Inc.

7,150

(187,473)

Wyndham Worldwide Corp.

5,020

(89,908)

Hospira, Inc.*

5,250

(210,578)

International Game

ImClone Systems, Inc.*

6,460

(261,372)

Technology

3,840

(95,923)

Genzyme Corp.*

3,980

(286,640)

Liz Claiborne, Inc.

6,990

(98,909)

Merck & Co., Inc.

7,700

(290,213)

Jones Apparel Group, Inc.

7,840

(107,800)

Amgen, Inc.*

7,990

(376,808)

DR Horton, Inc.

10,730

(116,421)

Tenet Healthcare Corp.*

68,930

(383,251)

Marriott International, Inc.

Invitrogen Corp.*

10,890

(427,541)

— Class A

4,450

(116,768)

Watson Pharmaceuticals,

Eastman Kodak Co.

8,610

(124,242)

Inc.*

15,900

(432,003)

Coach, Inc.*

4,400

(127,072)

Gilead Sciences, Inc.*

8,190

(433,661)

Allergan, Inc.

9,710

(505,406)

Boston Scientific Corp.*

52,820

(649,158)

8

ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

APP Pharmaceuticals, Inc.*

45,020 $

________

(752,734)

ADC Telecommunications,

Inc.*

4

$

(59)

Total Health Care

________

(6,457,755)

Broadridge Financial

Solutions

3

(63)

INDUSTRIALS (2.7)%

Broadcom Corp. — Class A*

140

(3,821)

BE Aerospace, Inc.*

50

(1,164)

Ciena Corp.*

440

(10,195)

US Airways Group, Inc.*

1,410

(3,525)

F5 Networks, Inc.*

530

(15,063)

FedEx Corp.

199

(15,679)

MoneyGram International,

Hertz Global Holdings, Inc.*

2,080

(19,968)

Inc.

22,050

(20,065)

Avery Dennison Corp.

970

(42,612)

Cadence Design Systems,

Trinity Industries, Inc.

1,550

(53,769)

Inc.*

2,639

(26,654)

UTi Worldwide, Inc.

3,490

(69,626)

VeriFone Holdings, Inc.*

2,800

(33,460)

HNI Corp.

4,130

(72,936)

Google, Inc. — Class A*

120

(63,170)

Continental Airlines, Inc.*

9,070

(91,698)

Integrated Device

Graco, Inc.

2,600

(98,982)

Technology, Inc.*

6,390

(63,517)

Stericycle, Inc.*

1,950

(100,815)

International Rectifier

Monster Worldwide, Inc.*

5,090

(104,905)

Corp.*

3,590

(68,928)

Cintas Corp.

4,260

(112,933)

Riverbed Technology, Inc.*

5,910

(81,085)

AMR Corp.*

22,100

(113,152)

Sanmina-SCI Corp.*

74,180

(94,950)

WESCO International, Inc.*

3,170

(126,927)

Tellabs, Inc.*

20,730

(96,395)

Dun & Bradstreet Corp.

1,680

(147,235)

Cognizant Technology

Fastenal Co.

3,660

(157,966)

Solutions Corp. — Class

Union Pacific Corp.

2,130

(160,815)

A*

3,070

(99,806)

Rockwell Collins, Inc.

3,360

(161,146)

Teradyne, Inc.*

9,620

(106,493)

Corporate Executive Board

Unisys Corp.*

32,190

(127,151)

Co.

3,880

(163,154)

Advanced Micro Devices,

Robert Half International,

Inc.*

22,480

(131,058)

Inc.

8,770

(210,217)

Lexmark International, Inc. -

Armstrong World Industries,

Class A*

4,790

(160,130)

Inc

7,220

(210,968)

United Online, Inc.

17,990

(180,440)

Masco Corp.

15,700

(246,961)

Micron Technology, Inc.*

31,430

(188,580)

Expeditors International

Rambus, Inc.*

9,970

(190,128)

Washington, Inc.

7,030

(302,290)

Novell, Inc.*

32,380

(190,718)

Tyco International Ltd.

8,510

(340,740)

Acxiom Corp.

17,210

(197,743)

Landstar System, Inc.

6,210

(342,916)

Paychex, Inc.

6,350

(198,628)

Owens Corning, Inc.*

15,180

(345,345)

Atmel Corp.*

60,969

(212,172)

CH Robinson Worldwide,

Akamai Technologies, Inc.*

6,210

(216,046)

Inc.

6,520

(357,557)

Activision, Inc.*

7,430

(253,140)

Southwest Airlines Co.

34,480

(449,619)

NetApp, Inc.*

12,330

(267,068)

Pitney Bowes, Inc.

16,230

(553,443)

Jabil Circuit, Inc.

17,350

(284,714)

Delta Air Lines, Inc.*

98,610

(562,077)

LSI Logic Corp.*

49,050

(301,167)

United Parcel Service, Inc.

Motorola, Inc.

43,060

(316,060)

— Class B

12,730

________

(782,513)

Tyco Electronics Ltd.

9,120

(326,678)

Salesforce.com, Inc.*

4,840

(330,233)

Adobe Systems, Inc.*

8,580

(337,966)

Total Industrials

________

(6,523,653)

Ansys, Inc.*

7,350

(346,332)

WebMD Health Corp.*

14,170

(395,343)

INFORMATION TECHNOLOGY (3.2)%

Tech Data Corp.*

12,720

(431,081)

QLogic Corp.*

4

(58)

Electronic Arts, Inc.*

14,030

(623,353)

Celestica, Inc.*

7

(59)

JDS Uniphase Corp.*

55,440

________

(629,798)

Total Information Technology

________

(7,619,568)

9

ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

FINANCIALS (4.8)%

Brandywine Realty Trust

6,920

$

(109,059)

Legg Mason, Inc.

20

$

(871)

Freddie Mac

6,890

(112,996)

First Marblehead Corp.

1,090

(2,801)

Popular, Inc.

17,380

(114,534)

Northern Trust Corp.

70

(4,800)

UDR, Inc.

5,470

(122,419)

CNA Financial Corp.

250

(6,287)

Huntington Bancshares, Inc.

21,250

(122,613)

Nasdaq OMX Group*

280

(7,434)

Capitol Federal Financial

3,310

(124,489)

Keycorp

690

(7,576)

Developers Diversified Realty

AMBAC Financial Group,

Corp.

3,610

(125,303)

Inc.

6,340

(8,496)

Essex Property Trust, Inc.

1,180

(125,670)

Old Republic International

Student Loan Corp.

1,300

(127,504)

Corp.

759

(8,987)

First American Corp.

5,070

(133,848)

Camden Property Trust

250

(11,065)

Regions Financial Corp.

12,610

(137,575)

CapitalSource, Inc.

1,130

(12,520)

Regency Centers Corp.

2,330

(137,750)

PMI Group, Inc.

6,800

(13,260)

XL Capital

6,700

(137,752)

Comerica, Inc.

620

(15,891)

Citigroup, Inc.

8,770

(146,985)

SEI Investments Co.

970

(22,814)

Conseco, Inc.*

16,610

(164,771)

Morgan Stanley

740

(26,692)

AvalonBay Communities, Inc.

1,900

(169,404)

East West Bancorp, Inc.

4,860

(34,312)

M&T Bank Corp.

2,670

(188,342)

HRPT Properties Trust

5,110

(34,595)

Kimco Realty Corp.

5,570

(192,276)

Equity Residential

1,230

(47,072)

Endurance Specialty Holdings

Whitney Holding Corp.

2,800

(51,240)

Ltd.

6,270

(193,053)

Eaton Vance Corp.

1,310

(52,086)

Sovereign Bancorp, Inc.

30,420

(223,891)

Webster Financial Corp.

3,030

(56,358)

Franklin Resources, Inc.

2,590

(237,374)

Fidelity National Financial,

Lazard Ltd. — Class A

7,100

(242,465)

Inc — Class A

4,630

(58,338)

New York Community

Capital One Financial Corp.

1,540

(58,535)

Bancorp, Inc.

13,930

(248,511)

Kilroy Realty Corp.

1,250

(58,788)

Federal Realty Investment

Washington Mutual, Inc.

12,840

(63,301)

Trust

3,750

(258,750)

General Growth Properties,

Allied Capital Corp.

18,970

(263,493)

Inc.

1,940

(67,958)

Ventas, Inc.

6,320

(269,042)

Jefferies Group, Inc.

4,140

(69,635)

SLM Corp.*

14,340

(277,479)

Merrill Lynch & Co., Inc.

2,290

(72,616)

Fifth Third Bancorp

27,770

(282,699)

BRE Properties, Inc.

1,690

(73,143)

CME Group, Inc.

810

(310,384)

CBL & Associates Properties,

Simon Property Group, Inc.

3,530

(317,312)

Inc.

3,310

(75,600)

Moody's Corp.

9,280

(319,603)

First Horizon National Corp.

10,340

(76,826)

Marsh & McLennan

Duke Realty Corp.

3,540

(79,473)

Companies, Inc.

12,220

(324,441)

St Joe Co.

2,410

(82,711)

PNC Financial Services

iStar Financial, Inc.

6,270

(82,827)

Group, Inc.

6,710

(383,141)

Wachovia Corp.

5,370

(83,396)

Bank of America Corp.

17,720

(422,976)

Federal National Mortgage

First Financial Bankshares,

Association

4,350

(84,869)

Inc

46,060

(2,110,00)

Taubman Centers, Inc.

1,780

(86,597)

National City Corp.

18,500

(88,245)

Total Financials

(11,489,944)

CB Richard Ellis Group, Inc.

— Class A*

5,190

(99,648)

Brown & Brown, Inc.

5,830

(101,384)

Zions Bancorporation

3,260

(102,657)

Leucadia National Corp.

2,250

(105,615)

Public Storage

1,320

(106,643)

Liberty Property Trust

3,260

(108,069)

10

ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Unrealized

Value

Contracts

Gain (Loss)

September 2008 DJ Euro

Total Common Stocks Sold Short

STOXX Futures Contracts

(Cost $61,214,159)

$ (56,356,003)

_________

(Aggregate Market Value

Contracts

of Contracts $14,199,156)

268

$

________

(766,795)

OPTIONS WRITTEN (0.3)%

Call Options On:

(Total Aggregate Market Value of

Contracts $46,414,036)

$

(726,460)

Bois D'arc Energy Futures

Expiring July 2008 with

strike price of 25

61

(2,745)

FUTURES CONTRACTS PURCHASED

Anheuser-Bush Futures

September 2008 U.S. Dollar 10

Expiring September 2008

Year Treasury Note Futures

with strike price of 65

95

(13,775)

Contracts

S&P 500 Index Futures

(Aggregate Market Value of

Expiring July 2008 with

Contracts $44,370,313)

389

580,551

strike price of 1280

119

________

(764,575)

September 2008 S&P MidCap

400 Index Mini Futures

Contracts

Total Options Written

(Aggregate Market Value of

(Proceeds $2,187,082)

________

(781,095)

Contracts $10,494,720)

128

(444,611)

September 2008 Russell 2000

Other Assets in Excess of

Index Mini Futures Contracts

Liabilities – 43.5%

$ 104,467,240

(Aggregate Market Value of

Contracts $10,494,720)

315

(792,241)

Net Assets – 100.0%

$ 240,182,750

September 2008 S&P 500

Unrealized

Index Mini Futures Contracts

Contracts

Gain (Loss)

(Aggregate Market Value of

FOREIGN CURRENCY FUTURES

Contracts $42,456,863)

663

________

(1,713,357)

CONTRACTS PURCHASED

September 2008 Australian

(Total Aggregate Market Value of Contracts

Dollar Futures Contracts

$119,053,746)

$

________

(2,369,658)

(Aggregate Market Value

of Contracts $7,496,310)

79

$

204,413

FOREIGN CURRENCY FUTURES

September 2008 British

CONTRACTS SOLD SHORT

Pound Futures Contracts

(Aggregate Market Value

September 2008 Japanese Yen

of Contracts $7,548,750)

61

175,985

Futures Contracts

September 2008 New

(Aggregate Market Value of

Zealand Dollar Futures

Contracts $7,092,000)

60

(104,775)

Contracts

September 2008 Swiss Franc

(Aggregate Market Value

Futures Contracts

of Contracts $7,300,220)

97

131,298

(Aggregate Market Value of

September 2008 Nikkei 225

Contracts $7,836,000)

64

________

(167,760)

Index Futures Contracts

(Aggregate Market Value

(Total Aggregate Market Value of Contracts

of Contracts $9,869,600)

146

(471,361)

$14,928,000)

$

________

(272,535)

FUTURES CONTRACTS SOLD SHORT

September 2008 U.S. Dollar

Index Futures Contracts

(Aggregate Market Value of

Contracts $23,671,375)

325       $

586,576

11

ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008.

§

All or a portion of this security is pledged as short security collateral at June 30, 2008.

ADR – American Depository Receipt.

12